                                  Exhibit 13

                        Lincoln National Life Account Q

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS


A.  STANDARDIZED PERFORMANCE

     The following performance is not truly standardized performance, but rather shows the standardized performance we would have calculated this year had the funds and series been available under Separate Account Q. These calculations also reflect the method by which we will show standardized performance in the future. Returns are provided for years before the funds and series were available investment options under the contract. Returns for those periods reflect an adjusted return as if those funds and series were available under the contract, and reflect the deduction of the two levels of mortality and expense risk charge.

     The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

          P  *  (1 + T) " n   = ERV

          Where:

            P = a hypothetical initial purchase payment of $1,000

            T = average annual total return for the period in question

            n = number of years

            ERV = redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof).

     The formula assumes that: 1) all recurring fees have been charged to Contract Owner accounts; 2) all applicable nonrecurring charges are deducted at the end of the period in question; 3) there will be a complete redemption at the end of the period in question.

Separate Account Q - Standardized 1 Year Returns*
Standard Mortality and Expense


------------------------------------------------------------------------------------------------------------------------------------
                                            ONE YEAR RETURNS PERIOD ENDING 12/31/1997:
------------------------------------------------------------------------------------------------------------------------------------
                              Growth and      Special       Money               Global Asset   Social                     Capital
                     Bond       Income     Opportunities   Market     Managed    Allocation   Awareness  International  Appreciation
------------------------------------------------------------------------------------------------------------------------------------
Fund Value         $1,081.53  $1,294.76      $1,268.09    $1,040.61  $1,204.60   $1,181.61    $1,360.64   $1,049.39       $1,239.89
Fee                    $0.57      $0.63          $0.62        $0.56      $0.60       $0.59        $0.64       $0.56           $0.61
------------------------------------------------------------------------------------------------------------------------------------
Surrender Charge      $64.86     $77.65         $76.05       $62.40     $72.24      $70.86       $81.60      $62.93          $74.36
Final Value        $1,016.10  $1,216.49      $1,191.42      $977.65  $1,131.76   $1,110.16    $1,278.40     $985.90       $1,164.92
------------------------------------------------------------------------------------------------------------------------------------
Annual Return          1.61%     21.65%         19.14%       -2.24%     13.18%      11.02%       27.84%      -1.41%          16.49%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                           ONE YEAR RETURNS PERIOD ENDING 12/31/1997:
------------------------------------------------------------------------------------------------
                       Equity-      Aggressive          Trend        Decatur         Global Bond
                       Income         Growth           Series      Total Return        Series
------------------------------------------------------------------------------------------------
Fund Value            $1,292.87       $1,218.57       $1,201.67       $1,297.19          $998.72
Fee                       $0.62           $0.60           $0.60           $0.63            $0.54
------------------------------------------------------------------------------------------------
Surrender Charge         $77.53          $73.08          $72.06          $77.79           $59.89
Final Value           $1,214.71       $1,144.89       $1,129.00       $1,218.77          $938.28
------------------------------------------------------------------------------------------------
Annual Return            21.47%          14.49%          12.90%          21.88%           -6.17%
------------------------------------------------------------------------------------------------


CALCULATION OF ANNUAL RETURN

Final Value = 1,000 * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value)
                - Annual Fee - Surrender Charge

Annual Return = Final Value / 1,000 - 1

* Returns are provided for years before the funds and series were available investment options under the contract. Returns for those periods reflect an adjusted return as if those funds and series were available under the contract, and reflect the deduction of the two levels of mortality and expense risk charge.



Unit Values

------------------------------------------------------------------------------------------------------------------------------------
                            Growth and     Special        Money                  Global Asset   Social                     Capital
   Date           Bond        Income    Opportunities     Market      Managed     Allocation  Awareness  International  Appreciation
------------------------------------------------------------------------------------------------------------------------------------
31-Dec-96       4.282948     7.453361      6.504830       2.324205    3.913311    2.301893    3.637737      1.488438      1.519697
31-Dec-97       4.632122     9.650323      8.248698       2.418582    4.713980    2.719942    4.949656      1.561951      1.884255
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                        Equity-      Aggressive          Trend        Decatur        Global Bond
Date                    Income         Growth           Series     Total Return        Series
------------------------------------------------------------------------------------------------
31-Dec-96              1.662675       1.384475         0.991298      1.126289         1.110547
31-Dec-97              2.149618       1.687082         1.191210      1.461008         1.109124
------------------------------------------------------------------------------------------------

Separate Account Q - Standardized 1 Year Returns*
Breakpoint Mortality and Expense

--------------------------------------------------------------------------------------------------------------------------
                                        ONE YEAR RETURNS PERIOD ENDING 12/31/1997:
--------------------------------------------------------------------------------------------------------------------------
                                       Growth and      Special        Money                    Global Asset      Social
                            Bond         Income     Opportunities     Market       Managed      Allocation      Awareness
--------------------------------------------------------------------------------------------------------------------------
Fund Value               $1,084.28     $1,298.06     $1,271.32      $1,043.26     $1,207.67      $1,184.62      $1,364.11
Fee                          $0.57         $0.63         $0.62          $0.56         $0.60          $0.60          $0.64
--------------------------------------------------------------------------------------------------------------------------
Surrender Charge            $65.02        $77.85        $76.24         $62.56        $72.42         $71.04         $81.81
Final Value              $1,018.69     $1,219.59     $1,194.46        $980.14     $1,134.64      $1,112.98      $1,281.65
--------------------------------------------------------------------------------------------------------------------------
Annual Return                 1.87%        21.96%        19.45%         -1.99%        13.46%         11.30%         28.17%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                        ONE YEAR RETURNS PERIOD ENDING 12/31/1997:
--------------------------------------------------------------------------------------------------------------------------
                                        Capital       Equity-      Aggressive      Trend          Decatur      Global Bond
                       International  Appreciation    Income         Growth        Series      Total Return       Series
--------------------------------------------------------------------------------------------------------------------------
Fund Value               $1,052.06     $1,243.04     $1,296.16      $1,221.67     $1,204.73      $1,300.49      $1,001.26
Fee                          $0.56         $0.61         $0.63          $0.61         $0.60          $0.63          $0.55
--------------------------------------------------------------------------------------------------------------------------
Surrender Charge            $63.09        $74.55        $77.73         $73.26        $72.25         $77.99         $60.04
Final Value                $988.41     $1,167.89     $1,217.80      $1,147.80     $1,131.88      $1,221.87        $940.67
--------------------------------------------------------------------------------------------------------------------------
Annual Return                -1.16%        16.79%        21.78%         14.78%        13.19%         22.19%         -5.93%
--------------------------------------------------------------------------------------------------------------------------

Calculation of Annual Return

Final Value = 1,000 * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value) - Annual Fee - Surrender Charge

Annual Return = Final Value / 1,000-1

 . Returns are provided for years before the funds and series were available investment options under the contract. Returns for those periods reflect an adjusted return as if those funds and series were available under the contract, and reflect the deduction of the two levels of mortality and expense risk charge.

Unit Values

-------------------------------------------------------------------------------------------------------------------------------
                                   Growth and       Special        Money                Global Asset    Social
     Date                  Bond      Income      Opportunities     Market     Managed    Allocation    Awareness  International
-------------------------------------------------------------------------------------------------------------------------------
     31-Dec-96           4.382073   7.625863       6.655379       2.377997    4.003881    2.355168     3.718794     1.510053
     31-Dec-97           4.751393   9.898806       8.461091       2.480857    4.835359    2.789977     5.072826     1.588668
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                           Capital        Equity-      Aggressive        Trend         Decatur         Global Bond
     Date                Appreciation      Income        Growth          Series      Total Return        Series
------------------------------------------------------------------------------------------------------------------
     31-Dec-96             1.531321       1.675393      1.395065        0.992991       1.128213         1.112444
     31-Dec-97             1.903501       2.171574      1.704314        1.196282       1.467229         1.113846
------------------------------------------------------------------------------------------------------------------

Separate Account Q - Standardized 5 Year Returns*
Standard Mortality and Expense

-----------------------------------------------------------------------------------------------------------------------------------
                                            FIVE YEAR RETURNS PERIOD ENDING 12/31/1997:
-----------------------------------------------------------------------------------------------------------------------------------
                                 Growth and       Special        Money                   Global Asset       Social
                     Bond         Income      Opportunities     Markets      Managed      Allocation      Awareness   International
-----------------------------------------------------------------------------------------------------------------------------------
One Year          $1,112.54       $1,121.20      $1,174.16     $1,017.15     $1,105.33     $1,162.77      $1,125.57      $1,379.03
Fee                   $0.82           $0.82          $0.84         $0.78         $0.82         $0.84          $0.82          $0.92
Final Value       $1,111.73       $1,120.38      $1,173.32     $1,016.36     $1,104.51     $1,161.93      $1,124.74      $1,378.11
-----------------------------------------------------------------------------------------------------------------------------------
Two Year          $1,054.12       $1,123.90      $1,149.77     $1,044.65     $1,073.09     $1,129.17      $1,115.61      $1,409.56
Fee                   $0.80           $0.83          $0.86         $0.76         $0.80         $0.85          $0.83          $1.03
Final Value       $1,053.33       $1,123.07      $1,148.91     $1,043.89     $1,072.29     $1,128.32      $1,114.78      $1,408.54
-----------------------------------------------------------------------------------------------------------------------------------
Three Year        $1,242.49       $1,538.56      $1,499.83     $1,092.14     $1,372.17      $1,383.18      $1,580.93     $1,515.58
Fee                   $0.79           $0.91          $0.91         $0.73         $0.84          $0.86          $0.92         $1.00
Final Value       $1,241.70       $1,537.64      $1,498.92     $1,091.40     $1,371.34      $1,382.32      $1,580.01     $1,514.58
-----------------------------------------------------------------------------------------------------------------------------------
Four Year         $1,257.75       $1,821.42      $1,735.58     $1,134.60     $1,526.63      $1,581.01      $2,021.70     $1,648.02
Fee                   $0.76           $1.02          $0.98         $0.68         $0.88          $0.90          $1.09         $0.96
Final Value       $1,256.99       $1,820.40      $1,734.59     $1,133.92     $1,525.75      $1,580.11      $2,020.61     $1,647.06
-----------------------------------------------------------------------------------------------------------------------------------
Five Year         $1,359.47       $2,358.99      $2,199.62     $1,179.97     $1,837.92      $1,867.07      $2,749.32     $1,728.41
Fee                   $0.71           $1.14          $1.07         $0.63         $0.92          $0.94          $1.30         $0.92
-----------------------------------------------------------------------------------------------------------------------------------
Surrender Charge     $54.35          $94.23         $87.94        $47.17        $73.48         $74.65        $109.92        $69.10
Final Value       $1,304.41       $2,261.62      $2,110.61     $1,132.16     $1,763.52      $1,791.49      $2,638.10     $1,658.39
-----------------------------------------------------------------------------------------------------------------------------------
Annual Return         5.46%          17.73%         16.11%         2.51%        12.02%         12.37%         21.41%        10.65%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                            FIVE YEAR RETURNS PERIOD ENDING 12/31/1997:
-----------------------------------------------------------------------------------------------------------------------------------
                    Capital         Equity       Aggression      Trend        Total       Global Bond
                  Appreciation      Income         Growth        Series       Return        Series
-----------------------------------------------------------------------------------------------------------------------------------
One Year
Fee
Final Value
-----------------------------------------------------------------------------------------------------------------------------------
Two Year
Fee
Final Value
-----------------------------------------------------------------------------------------------------------------------------------
Three Year
Fee
Final Value
-----------------------------------------------------------------------------------------------------------------------------------
Four Year
Fee
Final Value
-----------------------------------------------------------------------------------------------------------------------------------
Five Year
Fee
-----------------------------------------------------------------------------------------------------------------------------------
Surrender Charge
Final Value
-----------------------------------------------------------------------------------------------------------------------------------
Annual Return
-----------------------------------------------------------------------------------------------------------------------------------

Calculation of Annual Return

Final Value Year One = 1,000* (31-Dec-93 Unit Value/31-Dec-92 Unit Value) - Annual Fee Year One

Final Value Year Two = Final Value Year One * (31-Dec-94 Unit Value/31-Dec-93 Unit Value) - Annual Fee Year Two

Final Value Year Three = Final Value Year Two * (31-Dec-95 Unit Value/31-Dec-94 Unit Value) - Annual Fee Year Three

Final Value Year Four = Final Value Year Three * (31-Dec-96 Unit Value/31-Dec-95 Unit Value) - Annual Fee Year Four

Final Value Year Five = Final Value Year Four * (31-Dec-97 Unit Value/31-Dec-96 Unit Value) - Annual Fee Year Five - Surrender Charge

Annual Return = (Final Value Year Five/1,000 (1/5) - 1

*Returns are provided for years before the funds and series were available investment options under the contrat. Returns for those periods reflect an adjusted return as if those funds are series were available under the contract, and reflect the deduction of the two levels of mortality expenses risk charge.


Unit Values

-----------------------------------------------------------------------------------------------------------------------------------
                                            FIVE YEAR RETURNS PERIOD ENDING 12/31/1997:
-----------------------------------------------------------------------------------------------------------------------------------
                                 Growth and       Special        Money                   Global Asset       Social
Date               Bond            Income      Opportunities     Markets      Managed      Allocation      Awareness   International
-----------------------------------------------------------------------------------------------------------------------------------
31-Dec-92        3.398011         4.083620       3.740191       2.044051      2.557996    1.452923         1.795646      0.901301
31-Dec-93        3.780437         4.578547       4.391576       2.079097      2.827418    1.689416         2.021120      1.242929
31-Dec-94        3.584562         4.592949       4.303441       2.136966      2.746985    1.641774         2.004706      1.271301
31-Dec-95        4.228295         6.292128       5.617853       2.235727      3.515239    2.012612         2.842977      1.367916
31-Dec-96        4.282948         7.453361       6.504830       2.324205      3.913311    2.301893         3.637737      1.488438
31-Dec-97        4.632122         9.650323       8.248698       2.418582      4.713980    2.719942         4.949656      1.561951
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                  Capital         Equity        Aggressive         Trend          Total        Global Bond
Date           Appreciation       Income          Growth          Series         Return           Series
----------------------------------------------------------------------------------------------------------
31-Dec-92           N/A             N/A             N/A            N/A             N/A             N/A
31-Dec-93
31-Dec-94
31-Dec-95
31-Dec-96
31-Dec-97
----------------------------------------------------------------------------------------------------------

Separate Account Q - Standardized 5 Year Returns*
Breakpoint Mortality and Expense

----------------------------------------------------------------------------------------------------------------------
                                   FIVE YEAR RETURNS PERIOD ENDING 12/31/1997:
----------------------------------------------------------------------------------------------------------------------
                                Growth and     Special       Money              Global Asset    Social
                        Bond      Income    Opportunities    Market    Managed   Allocation   Awareness  International
----------------------------------------------------------------------------------------------------------------------
One Year             $1,115.38  $1,124.05     $1,177.15    $1,019.73  $1,108.14   $1,165.73   $1,128.43    $1,382.54
Fee                      $0.82      $0.82         $0.84        $0.78      $0.82       $0.84       $0.82        $0.92
Final Value          $1,114.56  $1,123.23     $1,176.30    $1,018.95  $1,107.32   $1,164.89   $1,127.61    $1,381.62
----------------------------------------------------------------------------------------------------------------------
Two Year             $1,059.50  $1,129.63     $1,155.63    $1,049.98  $1,078.56   $1,134.92   $1,121.30    $1,416.75
Fee                      $0.80      $0.83         $0.86        $0.76      $0.81       $0.85       $0.83        $1.03
Final Value          $1,058.70  $1,128.80     $1,154.77    $1,049.22  $1,077.75   $1,134.07   $1,120.47    $1,415.72
----------------------------------------------------------------------------------------------------------------------
Three Year           $1,252.00  $1,550.34     $1,511.31    $1,100.20  $1,382.68   $1,393.77   $1,593.04    $1,527.19
Fee                      $0.79      $0.92         $0.91        $0.74      $0.84       $0.87       $0.93        $1.01
Final Value          $1,251.21  $1,549.42     $1,510.40    $1,099.47  $1,381.84   $1,392.91   $1,592.11    $1,526.18
----------------------------------------------------------------------------------------------------------------------
Four Year            $1,270.61  $1,840.04     $1,753.32    $1,146.20  $1,542.24   $1,597.17   $2,042.37    $1,664.87
Fee                      $0.76      $1.03         $0.99        $0.68      $0.89       $0.91       $1.10        $0.97
Final Value          $1,269.84  $1,839.02     $1,752.33    $1,145.51  $1,541.35   $1,596.26   $2,041.27    $1,663.90
----------------------------------------------------------------------------------------------------------------------
Five Year            $1,376.86  $2,387.15     $2,227.76    $1,195.06  $1,861.44   $1,890.96   $2,784.50    $1,750.53
Fee                      $0.72      $1.15         $1.08        $0.64      $0.93       $0.95       $1.31        $0.93
----------------------------------------------------------------------------------------------------------------------
Surrender Charge        $55.05     $95.44        $89.07       $47.78     $74.42      $75.60     $111.33       $69.98
Final Value          $1,321.10  $2,290.56     $2,137.61    $1,146.65  $1,786.09   $1,814.41   $2,671.86    $1,679.61
----------------------------------------------------------------------------------------------------------------------
Annual Return            5.73%     18.03%        16.41%        2.77%     12.30%      12.65%      21.72%       10.93%
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                             FIVE YEAR RETURNS PERIOD ENDING 12/31/1997:
-----------------------------------------------------------------------------------
                        Capital    Equity-  Aggressive  Trend   Total   Global Bond
                     Appreciation  Income     Growth    Series  Return     Series
-----------------------------------------------------------------------------------
One Year
Fee
Final Value
-----------------------------------------------------------------------------------
Two Year
Fee
Final Value
-----------------------------------------------------------------------------------
Three Year
Fee
Final Value
-----------------------------------------------------------------------------------
Four Year
Fee
Final Value
-----------------------------------------------------------------------------------
Five Year
Fee
-----------------------------------------------------------------------------------
Surrender Charge
Final Value
-----------------------------------------------------------------------------------
Annual Return
-----------------------------------------------------------------------------------

Calculation of Annual Return

Final Value Year One = 1,000 * (31-Dec-93 Unit Value / 31-Dec-92 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * (31-Dec-94 Unit Value / 31-Dec-93 Unit Value) - Annual Fee Year Two
Final Value Year Three = Final Value Year Two * (31-Dec-95 Unit Value / 31-Dec-94 Unit Value) - Annual Fee Year Three
Final Value Year Four = Final Value Year Three * (31-Dec-96 Unit Value / 31-Dec-95 Unit Value) - Annual Fee Year Four
Final Value Year Five = Final Value Year Four * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value) - Annual Fee Year Five - Surrender Charge

Annual Return = (Final Value Year Five / 1,000) (1/5) - 1

  * Returns are provided for years before the funds and series were available investment options under the contract. Returns for those periods reflect an adjusted return as if those funds and series were available under the contract, and reflect the deduction of the two levels of mortality and expense risk charge.

Unit Values

----------------------------------------------------------------------------------------------------------------------
                                Growth and     Special       Money              Global Asset    Social
     Date               Bond      Income    Opportunities    Market    Managed   Allocation   Awareness  International
----------------------------------------------------------------------------------------------------------------------

     31-Dec-92       3.441480    4.135860     3.788037      2.070200   2.590719   1.471510     1.817085    0.905146
     31-Dec-93       3.838544    4.648922     4.459077      2.111054   2.870877   1.715383     2.050457    1.251398
     31-Dec-94       3.648923    4.675416     4.380710      2.175336   2.796308   1.671252     2.038982    1.283222
     31-Dec-95       4.315171    6.421409     5.733280      2.281046   3.587465   2.053964     2.898946    1.384258
     31-Dec-96       4.382073    7.625863     6.655379      2.377997   4.003881   2.355168     3.718794    1.510053
     31-Dec-97       4.751393    9.898806     8.461091      2.480857   4.835359   2.789977     5.072826    1.588668

-----------------------------------------------------------------------------------
                        Capital    Equity-  Aggressive  Trend   Total   Global Bond
     Date            Appreciation  Income     Growth    Series  Return     Series
-----------------------------------------------------------------------------------
     31-Dec-92            N/A        N/A        N/A       N/A     N/A       N/A
     31-Dec-93
     31-Dec-94
     31-Dec-95
     31-Dec-96
     31-Dec-97
-----------------------------------------------------------------------------------

Separate Account Q - Standardized 10 Year/Lifetime Returns*
Standard Mortality and Expense

------------------------------------------------------------------------------------------------------------------------
                                  10 YEAR/LIFETIME RETURNS PERIOD ENDING 12/31/1997:
------------------------------------------------------------------------------------------------------------------------
                               Growth and       Special           Money                       Global Asset     Social
                  Bond           Income      Opportunities       Market          Managed       Allocation     Awareness
------------------------------------------------------------------------------------------------------------------------
Year One        $1,069.25       $1,071.75       $1,028.80       $1,063.11       $1,079.96       $1,098.65     $1,181.94
Fee                 $1.32           $1.33           $1.30           $1.32           $1.33           $1.34         $1.40
Final Value     $1,067.93       $1,070.43       $1,027.51       $1,061.79       $1,078.63       $1,097.30     $1,180.54
------------------------------------------------------------------------------------------------------------------------
Year Two        $1,196.85       $1,281.79       $1,355.25       $1,146.82       $1,250.92       $1,282.81     $1,320.84
Fee                 $1.25           $1.30           $1.32           $1.22           $1.29           $1.32         $1.38
Final Value     $1,195.60       $1,280.49       $1,353.93       $1,145.60       $1,249.63       $1,281.50     $1,319.46
------------------------------------------------------------------------------------------------------------------------
Year Three      $1,262.95       $1,279.84       $1,239.93       $1,225.05       $1,280.87       $1,280.51     $1,551.33
Fee                 $1.77           $1.84           $1.86           $1.70           $1.82           $1.84         $2.06
Final Value     $1,261.18       $1,278.00       $1,238.07       $1,223.35       $1,279.05       $1,278.67     $1,549.26
------------------------------------------------------------------------------------------------------------------------
Year Four       $1,465.63       $1,656.37       $1,755.91       $1,280.56       $1,543.34       $1,501.51     $1,676.65
Fee                 $1.22           $1.31           $1.34           $1.12           $1.26           $1.24         $1.44
Final Value     $1,464.41       $1,655.06       $1,754.57       $1,279.44       $1,542.07       $1,500.26     $1,675.20
------------------------------------------------------------------------------------------------------------------------
Year Five       $1,564.51       $1,668.93       $1,864.73       $1,310.40       $1,583.12       $1,581.73     $1,811.36
Fee                 $1.21           $1.33           $1.44           $1.03           $1.25           $1.23         $1.39
Final Value     $1,563.31       $1,667.60       $1,863.29       $1,309.37       $1,581.88       $1,580.50     $1,809.97
------------------------------------------------------------------------------------------------------------------------
Year Six        $1,739.25       $1,869.71       $2,187.79       $1,331.82       $1,748.49       $1,837.75     $2,020.46
Fee                 $1.28           $1.37           $1.57           $1.02           $1.29           $1.32         $1.48
Final Value     $1,737.97       $1,868.34       $2,186.23       $1,330.79       $1,747.20       $1,836.43     $2,018.98
------------------------------------------------------------------------------------------------------------------------
Year Seven      $1,647.92       $1,874.22       $2,142.35       $1,367.83       $1,697.49       $1,784.64     $2,247.37
Fee                 $1.25           $1.38           $1.60           $1.00           $1.27           $1.34         $1.57
Final Value     $1,646.67       $1,872.84       $2,140.75       $1,366.84       $1,696.22       $1,783.31     $2,245.79
------------------------------------------------------------------------------------------------------------------------
Year Eight      $1,942.39       $2,565.70       $2,794.61       $1,429.62       $2,170.61       $2,186.11     $3,035.78
Fee                 $1.23           $1.52           $1.69           $0.96           $1.33           $1.36         $1.81
Final Value     $1,941.15       $2,564.18       $2,792.92       $1,428.66       $2,169.28       $2,184.75     $3,033.97
------------------------------------------------------------------------------------------------------------------------
Year Nine       $1,966.24       $3,037.41       $3,233.88       $1,485.60       $2,414.93       $2,498.78     $3,884.49
Fee                 $1.18           $1.70           $1.83           $0.88           $1.39           $1.42         $2.10
Final Value     $1,965.06       $3,035.71       $3,232.05       $1,484.72       $2,413.54       $2,497.35     $3,882.40
------------------------------------------------------------------------------------------------------------------------
Year Ten        $2,125.26       $3,930.52       $4,098.52       $1,545.01       $2,907.36       $2,950.90     $4,911.39
Fee                 $1.11           $1.90           $2.00           $0.83           $1.45           $1.48         $2.40
------------------------------------------------------------------------------------------------------------------------
Surrender Charge    $0.00           $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
Final Value     $2,124.15       $3,928.62       $4,096.53       $1,544.18       $2,905.91       $2,949.42     $4,909.00
Period              10.00           10.00           10.00           10.00           10.00           10.00          9.67
------------------------------------------------------------------------------------------------------------------------
Annual Return        7.82%          14.66%          15.14%           4.44%          11.26%          11.42%         17.89%
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                   Capital         Equity-       Aggressive         Trend       Decatur Total      Global
                International    Appreciation      Income          Growth          Series          Return        Bond Series
----------------------------------------------------------------------------------------------------------------------------------
Year One          $  958.98       $1,014.40       $1,047.92       $  886.33       $  915.73     $1,196.28        $1,070.78
Fee                   $0.88           $0.74           $0.76           $0.70           $0.58         $0.67            $0.63
Final Value       $  958.10       $1,013.85       $1,047.17       $  885.64       $  915.14     $1,195.61        $1,070.15
----------------------------------------------------------------------------------------------------------------------------------
Year Two          $1,048.58       $1,296.60       $1,401.57       $1,182.78       $1,190.45     $1,460.19        $1,108.47
Fee                   $0.80           $0.79           $0.84           $0.71           $0.57         $0.72            $0.59
Final Value       $1,047.78       $1,295.81       $1,400.73       $1,182.07       $1,189.88     $1,459.47        $1,107.88
----------------------------------------------------------------------------------------------------------------------------------
Year Three        $1,271.47       $1,523.20       $1,664.49       $1,376.72
Fee                   $0.90           $0.85           $0.93           $0.78
Final Value       $1,270.57       $1,522.34       $1,663.56       $1,375.94
---------------------------------------------------------------------------
Year Four         $1,282.26       $1,880.67       $2,145.58       $1,683.80
Fee                   $0.94           $0.93           $1.04           $0.83
Final Value       $1,281.32       $1,879.74       $2,144.54       $1,682.96
---------------------------------------------------------------------------
Year Five         $1,429.22
Fee                   $0.93
Final Value       $1,428.29
---------------------------
Year Six          $1,494.46
Fee                   $0.89
Final Value       $1,493.58
---------------------------
Year Seven        $1,555.15
Fee                   $0.83
Final Value       $1,554.32
---------------------------
Year Eight
Fee
Final Value
-----------
Year Nine
Fee
Final Value
-----------
Year Ten
Fee
----------------------------------------------------------------------------------------------------------------------------------
Surrender Charge     $46.63         $112.78         $128.67         $100.96          $71.39         $87.57          $66.47
Final Value       $1,507.69       $1,766.96       $2,015.87       $1,581.99       $1,118.49      $1,371.90       $1,041.41
Period                 6.67            3.99            3.99            3.99            1.67           1.67            1.67
----------------------------------------------------------------------------------------------------------------------------------
Annual Return          6.35%          15.32%          19.18%          12.17%           6.93%         20.83%           2.46%
----------------------------------------------------------------------------------------------------------------------------------

* Returns are provided for years before the funds and series were available investment options under the contract. Returns for those periods reflect an adjusted return as if those funds and series were available under the contract, and reflect the deduction of the two levels of mortality and expense risk charge.

Separate Account Q - Standardized 10 Year/Lifetime Returns*
Breakpoint Mortality and Expense


<Captions>
-----------------------------------------------------------------------------------------------------------------------
                                        10 YEAR/LIFETIME RETURNS PERIOD ENDING 12/31/1997:
-----------------------------------------------------------------------------------------------------------------------
                               Growth and        Special          Money                        Global Asset    Social
                  Bond            Income      Opportunities      Market          Managed        Allocation    Awareness
-----------------------------------------------------------------------------------------------------------------------
Year One        $1,071.97       $1,074.48       $1,031.42       $1,065.82       $1,082.71       $1,101.44     $1,184.94
Fee                 $1.33           $1.33           $1.30           $1.32           $1.33           $1.34         $1.40
Final Value     $1,070.65       $1,073.15       $1,030.12       $1,064.49       $1,081.38       $1,100.10     $1,183.55
-----------------------------------------------------------------------------------------------------------------------
Year Two        $1,202.95       $1,288.33       $1,362.16       $1,152.67       $1,257.30       $1,289.35     $1,327.58
Fee                 $1.26           $1.30           $1.32           $1.23           $1.29           $1.32         $1.39
Final Value     $1,201.69       $1,287.02       $1,360.84       $1,151.44       $1,256.01       $1,288.03     $1,326.19
-----------------------------------------------------------------------------------------------------------------------
Year Three      $1,272.62       $1,289.64       $1,249.43       $1,234.43       $1,290.68       $1,290.31     $1,563.21
Fee                 $1.78           $1.85           $1.87           $1.71           $1.83           $1.85         $2.07
Final Value     $1,270.84       $1,287.79       $1,247.55       $1,232.72       $1,288.85       $1,288.46     $1,561.13
-----------------------------------------------------------------------------------------------------------------------
Year Four       $1,480.61       $1,673.31       $1,773.87       $1,293.65       $1,559.12       $1,516.86     $1,693.79
Fee                 $1.23           $1.33           $1.35           $1.13           $1.27           $1.26         $1.46
Final Value     $1,479.38       $1,671.98       $1,772.51       $1,292.52       $1,557.84       $1,515.60     $1,692.33
-----------------------------------------------------------------------------------------------------------------------
Year Five       $1,584.54       $1,690.29       $1,888.60       $1,327.17       $1,603.38       $1,601.97     $1,834.54
Fee                 $1.22           $1.34           $1.46           $1.05           $1.26           $1.24         $1.41
Final Value     $1,583.31       $1,688.95       $1,887.14       $1,326.13       $1,602.12       $1,600.72     $1,833.13
-----------------------------------------------------------------------------------------------------------------------
Year Six        $1,765.99       $1,898.47       $2,221.44       $1,352.30       $1,775.37       $1,866.01     $2,051.53
Fee                 $1.30           $1.39           $1.59           $1.04           $1.31           $1.34         $1.50
Final Value     $1,764.69       $1,897.08       $2,219.85       $1,351.26       $1,774.07       $1,864.67     $2,050.02
-----------------------------------------------------------------------------------------------------------------------
Year Seven      $1,677.52       $1,907.89       $2,180.83       $1,392.41       $1,727.98       $1,816.70     $2,287.74
Fee                 $1.27           $1.40           $1.62           $1.01           $1.29           $1.36         $1.60
Final Value     $1,676.25       $1,906.48       $2,179.21       $1,391.39       $1,726.69       $1,815.34     $2,286.14
-----------------------------------------------------------------------------------------------------------------------
Year Eight      $1,982.31       $2,618.44       $2,852.05       $1,459.01       $2,215.22       $2,231.05     $3,098.18
Fee                 $1.25           $1.55           $1.73           $0.98           $1.35           $1.39         $1.85
Final Value     $1,981.06       $2,616.89       $2,850.33       $1,458.03       $2,213.87       $2,229.66     $3,096.33
-----------------------------------------------------------------------------------------------------------------------
Year Nine       $2,011.77       $3,107.74       $3,308.75       $1,520.00       $2,470.85       $2,556.63     $3,974.43
Fee                 $1.21           $1.74           $1.87           $0.90           $1.42           $1.45         $2.14
Final Value     $2,010.56       $3,106.00       $3,306.88       $1,519.10       $2,469.43       $2,555.18     $3,972.29
-----------------------------------------------------------------------------------------------------------------------
Year Ten        $2,180.01       $4,031.77       $4,204.10       $1,584.81       $2,982.25       $3,026.91     $5,033.66
Fee                 $1.14           $1.94           $2.05           $0.85           $1.49           $1.52         $2.45
-----------------------------------------------------------------------------------------------------------------------
Surrender Charge    $0.00           $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
Final Value     $2,178.87       $4,029.82       $4,202.05       $1,583.96       $2,980.76       $3,025.39     $5,031.20
Period              10.00           10.00           10.00           10.00           10.00           10.00          9.67
-----------------------------------------------------------------------------------------------------------------------
Annual Return        8.10%          14.96%          15.44%           4.71%          11.54%          11.71%        18.19%
-----------------------------------------------------------------------------------------------------------------------

                                 Capital         Equity-        Aggressive       Trend       Decatur Total     Global
               International   Appreciation      Income          Growth         Series           Return      Bond Series
-----------------------------------------------------------------------------------------------------------------------
Year One        $  961.42       $1,016.98       $1,050.59       $  888.59       $  918.06       $1,199.32     $1,073.50
Fee                 $0.88           $0.74           $0.76           $0.70           $0.58           $0.67         $0.63
Final Value     $  960.54       $1,016.23       $1,049.83       $  887.89       $  917.47       $1,198.68     $1,072.87
-----------------------------------------------------------------------------------------------------------------------
Year Two        $1,053.92       $1,303.21       $1,408.71       $1,188.81       $1,195.52       $1,466.41     $1,113.19
Fee                 $0.80           $0.80           $0.84           $0.71           $0.58           $0.73         $0.60
Final Value     $1,053.12       $1,302.42       $1,407.87       $1,188.10       $1,194.95       $1,465.69     $1,112.60
-----------------------------------------------------------------------------------------------------------------------
Year Three      $1,281.21       $1,534.86       $1,677.24       $1,387.26
Fee                 $0.90           $0.86           $0.94           $0.78
Final Value     $1,280.30       $1,534.00       $1,676.30       $1,386.48
-------------------------------------------------------------------------
Year Four       $1,295.37       $1,899.87       $2,167.49       $1,700.99
Fee                 $0.95           $0.94           $1.05           $0.84
Final Value     $1,294.42       $1,898.93       $2,166.44       $1,700.15
-------------------------------------------------------------------------
Year Five       $1,447.51
Fee                 $0.94
Final Value     $1,446.57
-------------------------
Year Six        $1,517.44
Fee                 $0.90
Final Value     $1,516.54
-------------------------
Year Seven      $1,581.76
Fee                 $0.84
Final Value     $1,580.91
-------------------------
Year Eight
Fee
Final Value
-----------
Year Nine
Fee
Final Value
-----------
Year Ten
Fee
-----------------------------------------------------------------------------------------------------------------------
Surrender Charge  $ 47.43         $113.94         $129.99         $102.01          $71.70          $87.94        $66.76
Final Value     $1,533.49       $1,785.00       $2,036.45       $1,598.14       $1,123.25       $1,377.75     $1,045.84
Period               6.67            3.99            3.99            3.99            1.67            1.67          1.67
-----------------------------------------------------------------------------------------------------------------------
Annual Return        6.62%          15.61%          19.49%          12.45%           7.20%          21.14%         2.72%
-----------------------------------------------------------------------------------------------------------------------


* Returns are provided for years before the funds and series were available investment options under the contract. Returns for those periods reflect an adjusted return as if those funds and series were available under the contract, and reflect the deduction of the two levels of mortality and expense risk charge.

Separate Account Q - Standardized 10 Year/Lifetime Returns


Calculation of Annual Return (For the Bond, Global Asset Allocation, Growth and Income, Managed, Money Market, and Special Opportunities Funds)


Final Value Year One   = 1,000 * (31-Dec-88 Unit Value / 31-Dec-87 Unit Value)
                         - Annual Fee Year One

Final Value Year Two   = Final Value Year One * (31-Dec-89 Unit Value /
                         31-Dec-88 Unit Value) - Annual Fee Year Two

Final Value Year Three = Final Value Year Two * (31-Dec-90 Unit Value /
                         31-Dec-89 Unit Value) - Annual Fee Year Three

Final Value Year Four  = Final Value Year Three * (31-Dec-91 Unit Value /
                         31-Dec-90 Unit Value) - Annual Fee Year Four

Final Value Year Five  = Final Value Year Four * (31-Dec-92 Unit Value /
                         31-Dec-91 Unit Value) - Annual Fee Year Five

Final Value Year Six   = Final Value Year Five * (31-Dec-93 Unit Value /
                         31-Dec-92 Unit Value) - Annual Fee Year Six

Final Value Year Seven = Final Value Year Six * (31-Dec-94 Unit Value /
                         31-Dec-93 Unit Value) - Annual Fee Year Seven

Final Value Year Eight = Final Value Year Seven * (31-Dec-95 Unit Value /
                         31-Dec-94 Unit Value) - Annual Fee Year Eight

Final Value Year Nine  = Final Value Year Eight * (31-Dec-96 Unit Value /
                         31-Dec-95 Unit Value) - Annual Fee Year Nine

Final Value Year Ten   = Final Value Year Nine * (31-Dec-97 Unit Value /
                         31-Dec-96 Unit Value) - Annual Fee Year Ten - Surrender Charge


Annual Return          = (Final Value Year Ten / 1,000) (1/10) - 1


Calculation of Annual Return for Social Awareness Fund


Final Value Year One   = 1,000 * (02-May-89 Unit Value / 02-May-88 Unit Value)
                         - Annual Fee Year One

Final Value Year Two   = Final Value Year One * (02-May-90 Unit Value /
                         02-May-89 Unit Value) - Annual Fee Year Two

Final Value Year Three = Final Value Year Two * (02-May-91 Unit Value /
                         02-May-90 Unit Value) - Annual Fee Year Three

Final Value Year Four  = Final Value Year Three * (02-May-92 Unit Value /
                         02-May-91 Unit Value) - Annual Fee Year Four

Final Value Year Five  = Final Value Year Four * (02-May-93 Unit Value /
                         02-May-92 Unit Value) - Annual Fee Year Five

Final Value Year Six   = Final Value Year Five * (02-May-94 Unit Value /
                         02-May-93 Unit Value) - Annual Fee Year Six

Final Value Year Seven = Final Value Year Six * (02-May-95 Unit Value /
                         02-May-94 Unit Value) - Annual Fee Year Seven

Final Value Year Eight = Final Value Year Seven * (02-May-96 Unit Value /
                         02-May-95 Unit Value) - Annual Fee Year Eight

Final Value Year Nine  = Final Value Year Eight * (02-May-97 Unit Value /
                         02-May-96 Unit Value) - Annual Fee Year Nine

Final Value Year Ten   = Final Value Year Nine * (31-Dec-97 Unit Value /
                         02-May-97 Unit Value) - Annual Fee Year Ten - Surrender Charge

Annual Return          = (Final Value Year Ten / 1,000) (1/period) - 1

Separate Account Q - Standardized 10 Year/Lifetime Returns


Calculation of Annual Return for International Fund

Final Value Year One   =  1,000 * (01-May-92 Unit Value / 01-May-91 Unit Value)
                          - Annual Fee Year One

Final Value Year Two   =  Final Value Year One * (01-May-93 Unit Value /
                          01-May-92 Unit Value) - Annual Fee Year Two

Final Value Year Three =  Final Value Year Two * (01-May-94 Unit Value /
                          01-May-93 Unit Value) - Annual Fee Year Three

Final Value Year Four  =  Final Value Year Three * (01-May-95 Unit Value /
                          01-May-94 Unit Value) - Annual Fee Year Four

Final Value Year Five  =  Final Value Year Four * (01-May-96 Unit Value /
                          01-May-95 Unit Value) - Annual Fee Year Five

Final Value Year Six   =  Final Value Year Five * (01-May-97 Unit Value /
                          01-May-96 Unit Value) - Annual Fee Year Six

Final Value Year Seven =  Final Value Year Six * (31-Dec-97 Unit Value /
                          01-May-97 Unit Value) - Annual Fee Year Seven - Surrender Charge

Annual Return = (Final Value Year Seven / 1,000) (1/period) - 1


Calculation of Annual Return for Capital Appreciation, Equity-Income, and Aggressive Growth Funds


Final Value Year One   = 1,000 * (03-Jan-95 Unit Value / 03-Jan-94 Unit Value)
                         - Annual Fee Year One

Final Value Year Two   = Final Value Year One * (03-Jan-96 Unit Value /
                         03-Jan-95 Unit Value) - Annual Fee Year Two

Final Value Year Three = Final Value Year Two * (03-Jan-97 Unit Value /
                         03-Jan-96 Unit Value) - Annual Fee Year Three

Final Value Year Four  = Final Value Year Three * (31-Dec-97 Unit Value /
                         03-Jan-97 Unit Value) - Annual Fee Year Four - Surrender Charge

Annual Return          = (Final Value Year Four / 1,000) (1/period) - 1


Calculation of Annual Return for Trend Series, Decatur Total Return, and Global Bond Series Funds


Final Value Year One   = 1,000 * (01-May-97 Unit Value / 01-May-96 Unit Value)
                         - Annual Fee Year One

Final Value Year Two   = Final Value Year One * (31-Dec-97 Unit Value /
                         01-May-97 Unit Value) - Annual Fee Year Two - Surrender Charge


Annual Return          = (Final Value Year Two / 1,000) (1/period) - 1

Separate Account Q - Standardized 10 Year/Lifetime Returns
Standard Mortality and Expense

Unit Values

--------------------------------------------------------------------------------
                             Growth and       Special        Money
                    Bond       Income      Opportunities    Market      Managed
--------------------------------------------------------------------------------
     31-Dec-87    2.162140    2.435905       1.996745      1.552750    1.608536
     31-Dec-88    2.311872    2.610685       2.054261      1.650743    1.737162
     31-Dec-89    2.590959    3.126185       2.709503      1.782935    2.014633
     31-Dec-90    2.736912    3.124600       2.481365      1.906589    2.064995
     31-Dec-91    3.180588    4.049672       3.519237      1.995749    2.491670
     31-Dec-92    3.398011    4.083620       3.740191      2.044051    2.557996
     31-Dec-93    3.780437    4.578547       4.391576      2.079097    2.827418
     31-Dec-94    3.584562    4.592949       4.303441      2.136966    2.746985
     31-Dec-95    4.228295    6.292128       5.617853      2.235122    3.515239
     31-Dec-96    4.282948    7.453361       6.504830      2.324205    3.913311
     31-Dec-97    4.632122    9.650323       8.248698      2.418582    4.713980
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Period (in years)    10.00       10.00          10.00         10.00       10.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Global Asset
                 Allocation      Social Awareness          International
--------------------------------------------------------------------------------
     31-Dec-87    0.914430    02-May-88    1.000000
     31-Dec-88    1.004636    02-May-89    1.181935
     31-Dec-89    1.174479    02-May-90    1.322406
     31-Dec-90    1.173570    02-May-91    1.554787    01-May-91    1.000000
     31-Dec-91    1.378093    02-May-92    1.682623    01-May-92    0.958980
     31-Dec-92    1.452923    02-May-93    1.819383    01-May-93    1.049537
     31-Dec-93    1.689416    02-May-94    2.030969    01-May-94    1.273608
     31-Dec-94    1.641774    02-May-95    2.260718    01-May-95    1.285326
     31-Dec-95    2.012612    02-May-96    3.055951    01-May-96    1.433689
     31-Dec-96    2.301893    02-May-97    3.912643    01-May-97    1.500111
     31-Dec-97    2.719942    31-Dec-97    4.949656    31-Dec-97    1.561951
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Period (in years)    10.00        9.67                     6.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Capital Appreciation           Equity-Income
--------------------------------------------------------------------------------






                  03-Jan-94   1.000000       03-Jan-94   1.000000
                  03-Jan-95   1.014396       03-Jan-95   1.047921
                  03-Jan-96   1.297552       03-Jan-96   1.402580
                  03-Jan-97   1.525247       03-Jan-97   1.666692
                  31-Dec-97   1.884255       31-Dec-97   2.149618
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Period (in years)     3.99                       3.99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Aggressive Growth            Trend Series
--------------------------------------------------------------------------------
                  03-Jan-94   1.000000
                  03-Jan-95   0.886332
                  03-Jan-96   1.183711       01-May-96   1.000000
                  03-Jan-97   1.378624       01-May-97   0.915725
                  31-Dec-97   1.687082       31-Dec-97   1.191210
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Period (in years)     3.99                       1.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Decatur Total Return        Global Bond Series
--------------------------------------------------------------------------------

                  01-May-96   1.000000       01-May-96   1.000000
                  01-May-97   1.196279       01-May-97   1.070777
                  31-Dec-97   1.461008       31-Dec-97   1.109124
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Period (in years)     1.67                       1.67
--------------------------------------------------------------------------------

Separate Account Q - Standardized 10 Year/Lifetime Returns
Breakpoint Mortality and Expense


Unit Values
---------------------------------------------------------------------------------------------------------------------------------
                               Growth and        Special          Money                        Global Asset
                    Bond         Income       Opportunities      Market          Managed        Allocation     Social Awareness
---------------------------------------------------------------------------------------------------------------------------------
31-Dec-87         2.162140       2.435905        1.996745        1.552750        1.608536        0.914430     02-May-88  1.000000
31-Dec-88         2.317757       2.617331        2.054261        1.654945        1.741584        1.007193     02-May-89  1.184944
31-Dec-89         2.604166       3.142121        2.723315        1.792023        2.024903        1.180466     02-May-90  1.329147
31-Dec-90         2.757866       3.148522        2.500362        1.921186        2.080805        1.182555     02-May-91  1.566690
31-Dec-91         3.213097       4.091064        3.555207        2.016147        2.517137        1.392178     02-May-92  1.699821
31-Dec-92         3.441480       4.135860        3.788037        2.070200        2.590719        1.471510     02-May-93  1.842657
31-Dec-93         3.838544       4.648922        4.459077        2.111054        2.870877        1.715383     02-May-94  2.062186
31-Dec-94         3.648923       4.675416        4.380710        2.175336        2.796308        1.671252     02-May-95  2.301310
31-Dec-95         4.315171       6.421409        5.733280        2.281046        3.587465        2.053964     02-May-96  3.118740
31-Dec-96         4.382073       7.625863        6.655379        2.377997        4.003881        2.355168     02-May-97  4.003198
31-Dec-97         4.751393       9.898806        8.461091        2.480857        4.835359        2.789977     31-Dec-97  5.072826
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 Period (in years)   10.00          10.00           10.00           10.00           10.00           10.00            9.67
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             International                Capital Appreciation                Equity-Income
----------------------------------------------------------------------------------------------------------------------------------
31-Dec-87
31-Dec-88
31-Dec-89
31-Dec-90              01-May-91       1.000000
31-Dec-91              01-May-92       0.961421
31-Dec-92              01-May-93       1.054887
31-Dec-93              01-May-94       1.283359        03-Jan-94       1.000000        03-Jan-94       1.000000
31-Dec-94              01-May-95       1.298463        03-Jan-95       1.016978        03-Jan-95       1.050588
31-Dec-95              01-May-96       1.452029        03-Jan-96       1.304166        03-Jan-96       1.409730
31-Dec-96              01-May-97      1.5231685        03-Jan-97      1.5369243        03-Jan-97      1.6794521
31-Dec-97              31-Dec-97       1.588668        31-Dec-97       1.903487        31-Dec-97       2.171559

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Period (in years)           6.67                            3.99                             3.99

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                     Aggressive Growth                  Trend Series               Decatur Total Return      Global Bond Series
------------------------------------------------------------------------------------------------------------------------------------

                  03-Jan-94       1.000000
                  03-Jan-95       0.888588
                  03-Jan-96       1.189745        01-May-96    1.000000        01-May-96    1.000000        01-May-96    1.000000
                  03-Jan-97       1.389179        01-May-97    0.918056        01-May-97    1.199324        01-May-97    1.073503
                  31-Dec-97       1.704302        31-Dec-97    1.196282        31-Dec-97    1.467229        31-Dec-97    1.113846
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Period (in years)      3.99                            1.67                         1.67            1.67
------------------------------------------------------------------------------------------------------------------------------

B.  NONSTANDARDIZED QUOTATIONS

     This schedule presents the formulas and calculations employed in producing the performance quotations in Appendix A of the SAI under the heading, "Historical Fund/Series Performance Adjusted for Contract and VAA Fees and
Charges."   All performance shown below was calculated as of December 31, 1997.
Average annual performance, cumulative performance, and calendar year return are described below for all base periods disclosed. The calculations below hold for both standard and breakpoint mortality.

CALCULATION OF SUBACCOUNT "ADJUSTED" AVERAGE ANNUAL RETURN
Corresponds to Table 1A of the SAI

YEAR ONE PERFORMANCE:

Year One Final Value = 1,000 * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value) - Annual Fee - Surrender
     Charge
Year One Annual Return = Final Value / 1,000 - 1

YEAR FIVE PERFORMANCE:

Final Value Year One = 1,000 * (31-Dec-93 Unit Value / 31-Dec-92 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * (31-Dec-94 Unit Value / 31-Dec-93 Unit Value) - Annual Fee
     Year Two
Final Value Year Three = Final Value Year Two * (31-Dec-95 Unit Value / 31-Dec-94 Unit Value) - Annual
     Fee Year Three
Final Value Year Four = Final Value Year Three * (31-Dec-96 Unit Value / 31-Dec-95 Unit Value) - Annual
     Fee Year Four
Final Value Year Five = Final Value Year Four * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value) - Annual Fee
     Year Five - Surrender Charge
Year Five Annual Return = (Final Value Year Five / 1,000) " (1/5) - 1

YEAR TEN PERFORMANCE (FOR FUNDS WHICH WERE AT LEAST TEN YEARS OLD ON 12/31/97):

Final Value Year One = 1,000 * (31-Dec-88 Unit Value / 31-Dec-87 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * (31-Dec-89 Unit Value / 31-Dec-88 Unit Value) - Annual Fee
     Year Two
Final Value Year Three = Final Value Year Two * (31-Dec-90 Unit Value / 31-Dec-89 Unit Value) - Annual
     Fee Year Three
Final Value Year Four = Final Value Year Three * (31-Dec-91 Unit Value / 31-Dec-90 Unit Value) - Annual
     Fee Year Four
Final Value Year Five = Final Value Year Four * (31-Dec-92 Unit Value / 31-Dec-91 Unit Value) - Annual Fee
     Year Five
Final Value Year Six = Final Value Year Five * (31-Dec-93 Unit Value / 31-Dec-92 Unit Value) - Annual Fee
     Year Six
Final Value Year Seven = Final Value Year Six * (31-Dec-94 Unit Value / 31-Dec-93 Unit Value) - Annual
     Fee Year Seven
Final Value Year Eight = Final Value Year Seven * (31-Dec-95 Unit Value / 31-Dec-94 Unit Value) - Annual
     Fee Year Eight
Final Value Year Nine = Final Value Year Eight * (31-Dec-96 Unit Value / 31-Dec-95 Unit Value) - Annual
     Fee Year Nine
Final Value Year Ten = Final Value Year Nine * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value) - Annual Fee
     Year Ten - Surrender Charge
Year Ten Annual Return = (Final Value Year Ten / 1,000) " (1/10) - 1

LIFETIME PERFORMANCE (FOR FUNDS WHICH WERE LESS THAN TEN YEARS OLD ON 12/31/97):

Calculation of Annual Return for Social Awareness Fund
Final Value Year One = 1,000 * (02-May-89 Unit Value / 02-May-88 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * (02-May-90 Unit Value / 02-May-89 Unit Value) - Annual
     Fee Year Two
Final Value Year Three = Final Value Year Two * (02-May-91 Unit Value / 02-May-90 Unit Value) - Annual
     Fee Year Three
Final Value Year Four = Final Value Year Three * (02-May-92 Unit Value / 02-May-91 Unit Value) - Annual
     Fee Year Four
Final Value Year Five = Final Value Year Four * (02-May-93 Unit Value / 02-May-92 Unit Value) - Annual
     Fee Year Five

Final Value Year Six = Final Value Year Five * (02-May-94 Unit Value / 02-May-93 Unit Value) - Annual Fee
     Year Six
Final Value Year Seven = Final Value Year Six * (02-May-95 Unit Value / 02-May-94 Unit Value) - Annual
     Fee Year Seven
Final Value Year Eight = Final Value Year Seven * (02-May-96 Unit Value / 02-May-95 Unit Value) - Annual
     Fee Year Eight
Final Value Year Nine = Final Value Year Eight * (02-May-97 Unit Value / 02-May-96 Unit Value) - Annual
     Fee Year Nine
Final Value Year Ten = Final Value Year Nine * (31-Dec-97 Unit Value / 02-May-97 Unit Value) - Annual Fee
     Year Ten - Surrender Charge
Lifetime Annual Return = (Final Value Year Ten / 1,000) " (1/period) - 1

Calculation of Annual Return for International Fund
Final Value Year One = 1,000 * (01-May-92 Unit Value / 01-May-91 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * (01-May-93 Unit Value / 01-May-92 Unit Value) - Annual
     Fee Year Two
Final Value Year Three = Final Value Year Two * (01-May-94 Unit Value / 01-May-93 Unit Value) - Annual
     Fee Year Three
Final Value Year Four = Final Value Year Three * (01-May-95 Unit Value / 01-May-94 Unit Value) - Annual
     Fee Year Four
Final Value Year Five = Final Value Year Four * (01-May-96 Unit Value / 01-May-95 Unit Value) - Annual
     Fee Year Five
Final Value Year Six = Final Value Year Five * (01-May-97 Unit Value / 01-May-96 Unit Value) - Annual Fee
     Year Six
Final Value Year Seven = Final Value Year Six * (31-Dec-97 Unit Value / 01-May-97 Unit Value) - Annual
     Fee Year Seven - Surrender Charge
Lifetime Annual Return = (Final Value Year Seven / 1,000) " (1/period) - 1

Calculation of Annual Return for Capital Appreciation, Equity-Income, and Aggressive Growth Funds
Final Value Year One = 1,000 * (03-Jan-95 Unit Value / 03-Jan-94 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * (03-Jan-96 Unit Value / 03-Jan-95 Unit Value) - Annual Fee
     Year Two
Final Value Year Three = Final Value Year Two * (03-Jan-97 Unit Value / 03-Jan-96 Unit Value) - Annual
     Fee Year Three
Final Value Year Four = Final Value Year Three * (31-Dec-97 Unit Value / 03-Jan-97 Unit Value) - Annual
     Fee Year Four - Surrender Charge
Lifetime Annual Return = (Final Value Year Four / 1,000) " (1/period) - 1

Calculation of Annual Return for Trend Series, Decatur Total Return, and Global Bond Series
Final Value Year One = 1,000 * (01-May-97 Unit Value / 01-May-96 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * (31-Dec-97 Unit Value / 01-May-97 Unit Value) - Annual Fee
     Year Two - Surrender Charge
Lifetime Annual Return = (Final Value Year Two / 1,000) " (1/period) - 1

CALCULATION OF SUBACCOUNT "ADJUSTED" CUMULATIVE ANNUAL RETURN
Corresponds to Table 1B of the SAI
Year One Cumulative Return = Final Value Year One / 1000
Year Five Cumulative Return = Final Value Year Five / 1000
Year Ten Cumulative Return = Final Value Year Ten / 1000
Lifetime Cumulative Return
     For Social Awareness = Final Value Year Ten / 1000
     For International = Final Value Year Seven / 1000
     For Capital Appreciation, Equity-Income, and Aggressive Growth = Final Value Year Four / 1000
     For Trend Series, Decatur Total Return, and Global Bond Series = Final Value Year Two / 1000

CALCULATION OF SUBACCOUNT "ADJUSTED" AVERAGE TOTAL RETURN ASSUMING NO WITHDRAWAL Corresponds to Table 2A of the SAI

YEAR ONE PERFORMANCE:
Year One Final Value = 1,000 * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value) - Annual Fee
Year One Annual Return = Final Value / 1,000 - 1

YEAR FIVE PERFORMANCE:
Final Value Year One = 1,000 * (31-Dec-93 Unit Value / 31-Dec-92 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * (31-Dec-94 Unit Value / 31-Dec-93 Unit Value) - Annual Fee
     Year Two
Final Value Year Three = Final Value Year Two * (31-Dec-95 Unit Value / 31-Dec-94 Unit Value) - Annual
     Fee Year Three
Final Value Year Four = Final Value Year Three * (31-Dec-96 Unit Value / 31-Dec-95 Unit Value) - Annual
     Fee Year Four
Final Value Year Five = Final Value Year Four * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value) - Annual Fee
     Year Five
Year Five Annual Return = (Final Value Year Five / 1,000) " (1/5) - 1

YEAR TEN PERFORMANCE (FOR FUNDS WHICH WERE AT LEAST TEN YEARS OLD ON 12/31/97):
Final Value Year One = 1,000 * (31-Dec-88 Unit Value / 31-Dec-87 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * (31-Dec-89 Unit Value / 31-Dec-88 Unit Value) - Annual Fee
     Year Two
Final Value Year Three = Final Value Year Two * (31-Dec-90 Unit Value / 31-Dec-89 Unit Value) - Annual
     Fee Year Three
Final Value Year Four = Final Value Year Three * (31-Dec-91 Unit Value / 31-Dec-90 Unit Value) - Annual
     Fee Year Four
Final Value Year Five = Final Value Year Four * (31-Dec-92 Unit Value / 31-Dec-91 Unit Value) - Annual Fee
     Year Five
Final Value Year Six = Final Value Year Five * (31-Dec-93 Unit Value / 31-Dec-92 Unit Value) - Annual Fee
     Year Six
Final Value Year Seven = Final Value Year Six * (31-Dec-94 Unit Value / 31-Dec-93 Unit Value) - Annual
     Fee Year Seven
Final Value Year Eight = Final Value Year Seven * (31-Dec-95 Unit Value / 31-Dec-94 Unit Value) - Annual
     Fee Year Eight
Final Value Year Nine = Final Value Year Eight * (31-Dec-96 Unit Value / 31-Dec-95 Unit Value) - Annual
     Fee Year Nine
Final Value Year Ten = Final Value Year Nine * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value) - Annual Fee
     Year Ten
Year Ten Annual Return = (Final Value Year Ten / 1,000) " (1/10) - 1

LIFETIME PERFORMANCE (FOR FUNDS WHICH WERE LESS THAN TEN YEARS OLD ON 12/31/97):

Calculation of Annual Return for Social Awareness Fund
Final Value Year One = 1,000 * (02-May-89 Unit Value / 02-May-88 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * (02-May-90 Unit Value / 02-May-89 Unit Value) - Annual
     Fee Year Two
Final Value Year Three = Final Value Year Two * (02-May-91 Unit Value / 02-May-90 Unit Value) - Annual
     Fee Year Three
Final Value Year Four = Final Value Year Three * (02-May-92 Unit Value / 02-May-91 Unit Value) - Annual
     Fee Year Four
Final Value Year Five = Final Value Year Four * (02-May-93 Unit Value / 02-May-92 Unit Value) - Annual
     Fee Year Five
Final Value Year Six = Final Value Year Five * (02-May-94 Unit Value / 02-May-93 Unit Value) - Annual Fee
     Year Six
Final Value Year Seven = Final Value Year Six * (02-May-95 Unit Value / 02-May-94 Unit Value) - Annual
     Fee Year Seven
Final Value Year Eight = Final Value Year Seven * (02-May-96 Unit Value / 02-May-95 Unit Value) - Annual
     Fee Year Eight
Final Value Year Nine = Final Value Year Eight * (02-May-97 Unit Value / 02-May-96 Unit Value) - Annual
     Fee Year Nine
Final Value Year Ten = Final Value Year Nine * (31-Dec-97 Unit Value / 02-May-97 Unit Value) - Annual Fee
     Year Ten
Lifetime Annual Return = (Final Value Year Ten / 1,000) " (1/period) - 1

Calculation of Annual Return for International Fund
Final Value Year One = 1,000 * (01-May-92 Unit Value / 01-May-91 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * (01-May-93 Unit Value / 01-May-92 Unit Value) - Annual
     Fee Year Two
Final Value Year Three = Final Value Year Two * (01-May-94 Unit Value / 01-May-93 Unit Value) - Annual
     Fee Year Three
Final Value Year Four = Final Value Year Three * (01-May-95 Unit Value / 01-May-94 Unit Value) - Annual
     Fee Year Four

Final Value Year Five = Final Value Year Four * (01-May-96 Unit Value / 01-May-95 Unit Value) - Annual
     Fee Year Five
Final Value Year Six = Final Value Year Five * (01-May-97 Unit Value / 01-May-96 Unit Value) - Annual Fee
     Year Six
Final Value Year Seven = Final Value Year Six * (31-Dec-97 Unit Value / 01-May-97 Unit Value) - Annual
     Fee Year Seven
Lifetime Annual Return = (Final Value Year Seven / 1,000) " (1/period) - 1

Calculation of Annual Return for Capital Appreciation, Equity-Income, and Aggressive Growth Funds
Final Value Year One = 1,000 * (03-Jan-95 Unit Value / 03-Jan-94 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * (03-Jan-96 Unit Value / 03-Jan-95 Unit Value) - Annual Fee
     Year Two
Final Value Year Three = Final Value Year Two * (03-Jan-97 Unit Value / 03-Jan-96 Unit Value) - Annual
     Fee Year Three
Final Value Year Four = Final Value Year Three * (31-Dec-97 Unit Value / 03-Jan-97 Unit Value) - Annual
     Fee Year Four
Lifetime Annual Return = (Final Value Year Four / 1,000) " (1/period) - 1

Calculation of Annual Return for Trend Series, Decatur Total Return, and Global Bond Series
Final Value Year One = 1,000 * (01-May-97 Unit Value / 01-May-96 Unit Value) - Annual Fee Year One
Final Value Year Two = Final Value Year One * (31-Dec-97 Unit Value / 01-May-97 Unit Value) - Annual Fee
     Year Two
Lifetime Annual Return = (Final Value Year Two / 1,000) " (1/period) - 1

CALCULATION OF SUBACCOUNT "ADJUSTED" CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL
Corresponds to Table 2B of the SAI
Year One Cumulative Return = Final Value Year One / 1000
Year Five Cumulative Return = Final Value Year Five / 1000
Year Ten Cumulative Return = Final Value Year Ten / 1000
Lifetime Cumulative Return
     For Social Awareness = Final Value Year Ten / 1000
     For International = Final Value Year Seven / 1000
     For Capital Appreciation, Equity-Income, and Aggressive Growth = Final Value Year Four / 1000
     For Trend Series, Decatur Total Return, and Global Bond Series = Final Value Year Two / 1000

CALCULATION OF SUBACCOUNT "ADJUSTED" AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL AND NO ACCOUNT CHARGE
Corresponds to Table 3A of the SAI

YEAR ONE PERFORMANCE:
Year One Final Value = 1,000 * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value) Year One Annual Return = Final Value / 1,000 - 1

YEAR FIVE PERFORMANCE:
Final Value Year One = 1,000 * (31-Dec-93 Unit Value / 31-Dec-92 Unit Value) Final Value Year Two = Final Value Year One * (31-Dec-94 Unit Value / 31-Dec-93 Unit Value)
Final Value Year Three = Final Value Year Two * (31-Dec-95 Unit Value / 31-Dec-94 Unit Value)
Final Value Year Four = Final Value Year Three * (31-Dec-96 Unit Value / 31-Dec-95 Unit Value)
Final Value Year Five = Final Value Year Four * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value)
Year Five Annual Return = (Final Value Year Five / 1,000) " (1/5) - 1

YEAR TEN PERFORMANCE (FOR FUNDS WHICH WERE AT LEAST TEN YEARS OLD ON 12/31/97):
Final Value Year One = 1,000 * (31-Dec-88 Unit Value / 31-Dec-87 Unit Value) Final Value Year Two = Final Value Year One * (31-Dec-89 Unit Value / 31-Dec-88 Unit Value)
Final Value Year Three = Final Value Year Two * (31-Dec-90 Unit Value / 31-Dec-89 Unit Value)
Final Value Year Four = Final Value Year Three * (31-Dec-91 Unit Value / 31-Dec-90 Unit Value)
Final Value Year Five = Final Value Year Four * (31-Dec-92 Unit Value / 31-Dec-91 Unit Value)
Final Value Year Six = Final Value Year Five * (31-Dec-93 Unit Value / 31-Dec-92 Unit Value)
Final Value Year Seven = Final Value Year Six * (31-Dec-94 Unit Value / 31-Dec-93 Unit Value)
Final Value Year Eight = Final Value Year Seven * (31-Dec-95 Unit Value / 31-Dec-94 Unit Value)
Final Value Year Nine = Final Value Year Eight * (31-Dec-96 Unit Value / 31-Dec-95 Unit Value)
Final Value Year Ten = Final Value Year Nine * (31-Dec-97 Unit Value / 31-Dec-96 Unit Value)
Year Ten Annual Return = (Final Value Year Ten / 1,000) " (1/10) - 1

LIFETIME PERFORMANCE (FOR FUNDS WHICH WERE LESS THAN TEN YEARS OLD ON 12/31/97):

Calculation of Annual Return for Social Awareness Fund
Final Value Year One = 1,000 * (02-May-89 Unit Value / 02-May-88 Unit Value) Final Value Year Two = Final Value Year One * (02-May-90 Unit Value / 02-May-89 Unit Value)
Final Value Year Three = Final Value Year Two * (02-May-91 Unit Value / 02-May-90 Unit Value)
Final Value Year Four = Final Value Year Three * (02-May-92 Unit Value / 02-May-91 Unit Value)
Final Value Year Five = Final Value Year Four * (02-May-93 Unit Value / 02-May-92 Unit Value)
Final Value Year Six = Final Value Year Five * (02-May-94 Unit Value / 02-May-93 Unit Value)
Final Value Year Seven = Final Value Year Six * (02-May-95 Unit Value / 02-May-94 Unit Value)
Final Value Year Eight = Final Value Year Seven * (02-May-96 Unit Value / 02-May-95 Unit Value)
Final Value Year Nine = Final Value Year Eight * (02-May-97 Unit Value / 02-May-96 Unit Value)
Final Value Year Ten = Final Value Year Nine * (31-Dec-97 Unit Value / 02-May-97 Unit Value)
Lifetime Annual Return = (Final Value Year Ten / 1,000) " (1/period) - 1

Calculation of Annual Return for International Fund
Final Value Year One = 1,000 * (01-May-92 Unit Value / 01-May-91 Unit Value) Final Value Year Two = Final Value Year One * (01-May-93 Unit Value / 01-May-92 Unit Value)
Final Value Year Three = Final Value Year Two * (01-May-94 Unit Value / 01-May-93 Unit Value)
Final Value Year Four = Final Value Year Three * (01-May-95 Unit Value / 01-May-94 Unit Value)
Final Value Year Five = Final Value Year Four * (01-May-96 Unit Value / 01-May-95 Unit Value)
Final Value Year Six = Final Value Year Five * (01-May-97 Unit Value / 01-May-96 Unit Value)
Final Value Year Seven = Final Value Year Six * (31-Dec-97 Unit Value / 01-May-97 Unit Value)
Lifetime Annual Return = (Final Value Year Seven / 1,000) " (1/period) - 1

Calculation of Annual Return for Capital Appreciation, Equity-Income, and Aggressive Growth Funds
Final Value Year One = 1,000 * (03-Jan-95 Unit Value / 03-Jan-94 Unit Value) Final Value Year Two = Final Value Year One * (03-Jan-96 Unit Value / 03-Jan-95 Unit Value)
Final Value Year Three = Final Value Year Two * (03-Jan-97 Unit Value / 03-Jan-96 Unit Value)
Final Value Year Four = Final Value Year Three * (31-Dec-97 Unit Value / 03-Jan-97 Unit Value)
Lifetime Annual Return = (Final Value Year Four / 1,000) " (1/period) - 1

Calculation of Annual Return for Trend Series, Decatur Total Return, and Global Bond Series
Final Value Year One = 1,000 * (01-May-97 Unit Value / 01-May-96 Unit Value) Final Value Year Two = Final Value Year One * (31-Dec-97 Unit Value / 01-May-97 Unit Value)
Lifetime Annual Return = (Final Value Year Two / 1,000) " (1/period) - 1

CALCULATION OF SUBACCOUNT "ADJUSTED" CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL AND NO ACCOUNT CHARGE
Corresponds to Table 3B of the SAI

Year One Cumulative Return = Final Value Year One / 1000
Year Five Cumulative Return = Final Value Year Five / 1000
Year Ten Cumulative Return = Final Value Year Ten / 1000
Lifetime Cumulative Return
     For Social Awareness = Final Value Year Ten / 1000
     For International = Final Value Year Seven / 1000
     For Capital Appreciation, Equity-Income, and Aggressive Growth = Final Value Year Four / 1000
     For Trend Series, Decatur Total Return, and Global Bond Series = Final Value Year Two / 1000

CALCULATION OF SUBACCOUNT "ADJUSTED" CALENDAR YEAR ANNUAL RETURN ASSUMING NO WITHDRAWAL AND NO ACCOUNT CHARGE
Corresponds to Tables 4A and 4B of the SAI

1988 Annual Return = (31-Dec-88 Unit Value / 31-Dec-87 Unit Value) - 1 1989 Annual Return = (31-Dec-89 Unit Value / 31-Dec-88 Unit Value) - 1 1990 Annual Return = (31-Dec-90 Unit Value / 31-Dec-89 Unit Value) - 1 1991 Annual Return = (31-Dec-91 Unit Value / 31-Dec-90 Unit Value) - 1 1992 Annual Return = (31-Dec-92 Unit Value / 31-Dec-91 Unit Value) - 1 1993 Annual Return = (31-Dec-93 Unit Value / 31-Dec-92 Unit Value) - 1 1994 Annual Return = (31-Dec-94 Unit Value / 31-Dec-93 Unit Value) - 1 1995 Annual Return = (31-Dec-95 Unit Value / 31-Dec-94 Unit Value) - 1 1996 Annual Return = (31-Dec-96 Unit Value / 31-Dec-95 Unit Value) - 1 1997 Annual Return = (31-Dec-97 Unit Value / 31-Dec-96 Unit Value) - 1